UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Core Fund

Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2021

Date of reporting period: 03/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2021	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2021, the Fund underperformed its benchmark, the Russell 1000® Index. The Fund invests all of its assets in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”).

What factors influenced performance?

The Fund delivered mixed results through the sharp market rotations observed during the period. The shift in investor attention away from quarterly earnings results to focus on macroeconomic headlines detracted from relative performance early in the period, as the combination of the U.S. election, adverse trends in COVID-19 case counts, and expectations for further fiscal policy support became dominant themes. However, the market suffered a sharp rotation starting in November as vaccine developers revealed clinical trial data showing strong efficacy in preventing COVID-19. This led to stronger belief in an economic recovery that in turn motivated a robust cyclical rally. The subsequent rotation out of momentum-driven stocks, which had previously led the market, was one of the strongest on record as investors moved toward market laggards. Only later in the period, however, did the rally based on expectations of reflationary economic conditions fully gain steam. Fiscal policy support from the new administration in Washington and aggressive vaccine distribution efforts led to a strong investor preference for cyclical and valuation-based stock exposure as the economy reopened in a more robust manner.

The sharp market pivot motivated by positive COVID-19 vaccine news provoked underperformance in the fourth quarter of 2020 that was the primary detractor from the Fund’s relative performance, despite partially offsetting strength in the first quarter of 2021. Weakness came primarily from trend-based sentiment measures. As investors focused on macroeconomic events in October, insights using alternative data to capture brand sentiment struggled, particularly across food producer stocks. Other insights evaluating bond data and conference call text were also weak. Losses across trend-based measures widened during November amid the sharp rotation away from momentum-based stocks, and as investors favored contrarian segments of the market, insights positioned for sustained market leadership struggled. This included an insight seeking to capture hiring trends amid evolving expectations for an economic recovery. Sentiment-based insights did partially recover in the first quarter of 2021, as select trend-related insights successfully positioned themselves around the economic reopening theme, and they continued to perform better toward the end of the period as they captured the evolving recovery. However, other insights that restrict the Master Portfolio from holding positions similar to those of factor-focused funds detracted from performance as style preferences shifted late in the period.

Partially offsetting this weakness, the Master Portfolio’s fundamental stock selection insights were the primary contributor to the Fund’s relative outperformance. Specifically, the Master Portfolio saw persistent gains across quality measures, with notable strength from proprietary environmental, social and governance (“ESG”) related insights. Although certain environmentally focused ESG measures struggled, other sustainability-related insights proved resilient to the reflationary market environment that appeared during the period, with an insight that looks to capture investor flows into ESG-related positions driving gains, particularly across industrial stocks. These proprietary ESG insights continued to demonstrate differentiation and resilience across different market environments. Fundamental value-related measures also added to performance as they benefited from the market environment and investing style preferences that prevailed during the period. Traditional relative valuation measures, such as evaluating companies based on their research and development expenditures, aided performance during the strong market rotation.

Describe recent portfolio activity.

The Master Portfolio maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the portfolio. The Master Portfolio built upon its existing alternative data capabilities by adding an insight capturing brand sentiment around retail names. Additionally, given the dynamic nature of the current market environment, the Master Portfolio instituted enhanced signal constructs to identify emerging trends, such as vaccine development and its impact on economic reopening.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Master Portfolio’s positioning remained largely sector neutral. The Master Portfolio had slight overweight positions in the industrials and financial sectors and slight underweight positions in the health care and communication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of March 31, 2021 (continued)	BlackRock Advantage Large Cap Core Fund

Performance Summary for the Period Ended March 31, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	19.53%	58.75%	N/A	16.41%	N/A	12.74%	N/A
Service	19.37	58.34	N/A	16.04	N/A	12.36	N/A
Investor A	19.34	58.29	49.98%	16.11	14.86%	12.43	11.83%
Investor C	18.94	57.14	56.14	15.22	15.22	11.69	11.69
Class K	19.58	58.78	N/A	16.45	N/A	12.75	N/A
Class R	19.22	58.01	N/A	15.81	N/A	12.11	N/A

Russell 1000® Index(c)	20.41	60.59	N/A	16.66	N/A	13.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An unmanaged index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,195.30	$ 2.63		$ 1,000.00	$ 1,022.54	$ 2.42		0.48%
Service	1,000.00	1,193.70	3.99		1,000.00	1,021.29	3.68		0.73
Investor A	1,000.00	1,193.40	3.99		1,000.00	1,021.29	3.68		0.73
Investor C	1,000.00	1,189.40	8.08		1,000.00	1,017.55	7.44		1.48
Class K	1,000.00	1,195.80	2.35		1,000.00	1,022.79	2.17		0.43
Class R	1,000.00	1,192.20	5.36		1,000.00	1,020.05	4.94		0.98

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Effective on or about the close of business on July 6, 2021, Service Shares will be converted into Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2020 and held through March 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments  (continued)

cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E	7

Statement of Assets and Liabilities (unaudited)

March 31, 2021

BlackRock Advantage Large Cap Core Fund

ASSETS
Investments at value — Master Portfolio	$3,179,429,864
Receivables:
Capital shares sold	2,230,661
From the Administrator	193,339
Withdrawals from the Master Portfolio	9,773,036
Prepaid expenses	82,874

Total assets	3,191,709,774

LIABILITIES
Payables:
Capital shares redeemed	12,003,697
Officer’s fees	505
Other accrued expenses	743,466
Other affiliate fees	241,640
Service and distribution fees	357,826

Total liabilities	13,347,134

NET ASSETS	$3,178,362,640

NET ASSETS CONSIST OF
Paid-in capital	$2,114,046,472
Accumulated earnings	1,064,316,168

NET ASSETS	$3,178,362,640

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

March 31, 2021

BlackRock Advantage Large Cap Core Fund

NET ASSET VALUE

Institutional
Net assets	$1,537,481,468

Shares outstanding	71,876,765

Net asset value	$21.39

Shares authorized	400 million

Par value	$0.10

Service
Net assets	$372,306

Shares outstanding	17,477

Net asset value	$21.30

Shares authorized	50 million

Par value	$0.10

Investor A
Net assets	$1,540,052,859

Shares outstanding	75,220,555

Net asset value	$20.47

Shares authorized	300 million

Par value	$0.10

Investor C
Net assets	$39,471,573

Shares outstanding	2,291,939

Net asset value	$17.22

Shares authorized	400 million

Par value	$0.10

Class K
Net assets	$47,282,575

Shares outstanding	2,209,721

Net asset value	$21.40

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$13,701,859

Shares outstanding	723,469

Net asset value	$18.94

Shares authorized	200 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations (unaudited)

Six Months Ended March 31, 2021

BlackRock Advantage Large Cap Core Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$21,989,010
Dividends — affiliated	11,579
Securities lending income — affiliated — net	280,521
Foreign taxes withheld	(68,174)
Expenses	(6,610,224)
Fees waived	132,809

Total investment income	15,735,521

FUND EXPENSES
Administration	2,619,512
Service and distribution — class specific	2,014,466
Transfer agent — class specific	1,955,574
Administration — class specific	108,107
Registration	61,664
Professional	31,625
Printing and postage	19,979
Accounting services	3,491
Officer	417
Miscellaneous	10,218

Total expenses	6,825,053
Less:
Fees waived and/or reimbursed by the Administrator	(2,746,749)

Administration fees waived — class specific	(108,107)

Transfer agent fees waived and/or reimbursed — class specific	(1,210,486)

Total expenses after fees waived and/or reimbursed	2,759,711

Net investment income	12,975,810

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain from investments and futures contracts	254,800,208

Net change in unrealized appreciation (depreciation) on investments and futures contracts	265,767,536

Total net realized and unrealized gain	520,567,744

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$533,543,554

See notes to financial statements.

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Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Fund

	Six Months Ended 03/31/21 (unaudited)	Year Ended 09/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,975,810	$30,508,550
Net realized gain	254,800,208	112,611,353
Net change in unrealized appreciation (depreciation)	265,767,536	262,903,763

Net increase in net assets resulting from operations	533,543,554	406,023,666

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(70,259,335)	(55,817,765)
Service	(15,503)	(10,976)
Investor A	(66,523,424)	(49,233,724)
Investor C	(1,882,579)	(3,748,502)
Class K	(1,855,510)	(139,588)
Class R	(595,042)	(1,066,999)

Decrease in net assets resulting from distributions to shareholders	(141,131,393)	(110,017,554)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(17,589,152)	(146,334,325)

NET ASSETS
Total increase in net assets	374,823,009	149,671,787
Beginning of period	2,803,539,631	2,653,867,844

End of period	$3,178,362,640	$2,803,539,631

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

		BlackRock Advantage Large Cap Core Fund

		Institutional

	Six Months Ended
	03/31/21		Year Ended September 30,

	(unaudited)		2020		2019		2018		2017		2016

Net asset value, beginning of period	$18.78		$16.87		$18.18		$21.42		$18.51		$17.36

Net investment income(a)	0.10		0.22		0.25		0.25		0.21		0.16
Net realized and unrealized gain (loss)	3.47		2.41		(0.13)		2.71		4.01		1.55

Net increase from investment operations	3.57		2.63		0.12		2.96		4.22		1.71

Distributions(b)
From net investment income		(0.22)	(0.29)		(0.20)		(0.23)		(0.19)		(0.12)
From net realized gain		(0.74)	(0.43)		(1.23)		(5.97)		(1.12)		(0.44)

Total distributions		(0.96)	(0.72)		(1.43)		(6.20)		(1.31)		(0.56)

Net asset value, end of period	$21.39		$18.78		$16.87		$18.18		$21.42		$18.51

Total Return(c)
Based on net asset value	19.53	%(d)	15.96%		1.41%		17.36%		23.78	%(e)	9.97	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.75	%(g)(h)	0.84	%(h)	0.82	%(h)	0.79	%(i)	0.86	%(i)	0.88	%(i)

Total expenses after fees waived and/or reimbursed	0.48	%(g)(h)	0.48	%(h)	0.47	%(h)	0.48	%(i)	0.75	%(i)	0.87	%(i)

Net investment income	1.00	%(g)(h)	1.29	%(h)	1.54	%(h)	1.44	%(i)	1.07	%(i)	0.88	%(i)

Supplemental Data
Net assets, end of period (000)	$1,537,481		$1,399,612		$1,325,232		$1,197,729		$514,830		$450,066

Portfolio turnover rate of the Master Portfolio		57%	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

(g)	Annualized.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Service

	Six Months Ended 03/31/21		Year Ended September 30,
	(unaudited)		2020		2019		2018		2017		2016

Net asset value, beginning of period	$18.69		$16.80		$18.11		$21.35		$18.34		$17.22

Net investment income(a)	0.07		0.18		0.21		0.21		0.14		0.09
Net realized and unrealized gain (loss)	3.45		2.39		(0.13)		2.71		3.97		1.53

Net increase from investment operations	3.52		2.57		0.08		2.92		4.11		1.62

Distributions(b)
From net investment income		(0.17)	(0.25)		(0.16)		(0.19)		—		(0.06)
From net realized gain		(0.74)	(0.43)		(1.23)		(5.97)		(1.10)		(0.44)

Total distributions		(0.91)	(0.68)		(1.39)		(6.16)		(1.10)		(0.50)

Net asset value, end of period	$21.30		$18.69		$16.80		$18.11		$21.35		$18.34

Total Return(c)
Based on net asset value	19.37	%(d)	15.64%		1.17%		17.11%		23.26	%(e)	9.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.97	%(g)(h)	1.24	%(h)	1.10	%(h)	1.10	%(i)	1.23	%(i)	1.23	%(i)

Total expenses after fees waived and/or reimbursed	0.73	%(g)(h)	0.73	%(h)	0.72	%(h)	0.73	%(i)	1.10	%(i)	1.23	%(i)

Net investment income	0.75	%(g)(h)	1.04	%(h)	1.33	%(h)	1.18	%(i)	0.72	%(i)	0.51	%(i)

Supplemental Data
Net assets, end of period (000)	$372		$317		$267		$177		$289		$246

Portfolio turnover rate of the Master Portfolio		57%	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

(g)	Annualized.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor A

	Six Months Ended 03/31/21		Year Ended September 30,

	(unaudited)		2020		2019		2018		2017		2016

Net asset value, beginning of period	$18.00		$16.20		$17.52		$20.84		$18.04		$16.93

Net investment income(a)	0.07		0.17		0.20		0.20		0.16		0.11
Net realized and unrealized gain (loss)	3.31		2.31		(0.12)		2.63		3.89		1.51

Net increase from investment operations	3.38		2.48		0.08		2.83		4.05		1.62

Distributions(b)
From net investment income		(0.17)	(0.25)		(0.17)		(0.18)		(0.13)		(0.07)
From net realized gain		(0.74)	(0.43)		(1.23)		(5.97)		(1.12)		(0.44)

Total distributions		(0.91)	(0.68)		(1.40)		(6.15)		(1.25)		(0.51)

Net asset value, end of period	$20.47		$18.00		$16.20		$17.52		$20.84		$18.04

Total Return(c)
Based on net asset value	19.34	%(d)	15.66%		1.18%		17.10%		23.38	%(e)	9.67	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.00	%(g)(h)	1.09	%(h)	1.10	%(h)	1.14	%(i)	1.22	%(i)	1.24	%(i)

Total expenses after fees waived and/or reimbursed	0.73	%(g)(h)	0.73	%(h)	0.73	%(h)	0.73	%(i)	1.00	%(i)	1.14	%(i)

Net investment income	0.74	%(g)(h)	1.04	%(h)	1.30	%(h)	1.19	%(i)	0.81	%(i)	0.62	%(i)

Supplemental Data
Net assets, end of period (000)	$1,540,053		$1,325,195		$1,202,715		$929,540		$905,826		$747,639

Portfolio turnover rate of the Master Portfolio		57%	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

(g)	Annualized.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor C

	Six Months Ended 03/31/21 (unaudited)		Year Ended September 30,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$15.14		$13.72		$15.03		$18.61		$16.22		$15.33

Net investment income (loss)(a)	0.00	(b)	0.04		0.07		0.06		(0.01)		(0.04)
Net realized and unrealized gain (loss)	2.80		1.95		(0.12)		2.29		3.50		1.37

Net increase (decrease) from investment operations	2.80		1.99		(0.05)		2.35		3.49		1.33

Distributions(c)
From net investment income	—		(0.14)		(0.03)		—		—		—
From net realized gain		(0.72)	(0.43)		(1.23)		(5.93)		(1.10)		(0.44)

Total distributions		(0.72)	(0.57)		(1.26)		(5.93)		(1.10)		(0.44)

Net asset value, end of period	$17.22		$15.14		$13.72		$15.03		$18.61		$16.22

Total Return(d)
Based on net asset value	18.94	%(e)	14.80%		0.37%		16.24%		22.42	%(f)	8.78	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.75	%(h)(i)	1.87	%(i)	1.89	%(i)	1.92	%(j)	1.97	%(j)	1.99	%(j)

Total expenses after fees waived and/or reimbursed	1.48	%(h)(i)	1.48	%(i)	1.48	%(i)	1.48	%(j)	1.87	%(j)	1.98	%(j)

Net investment income (loss)	0.00	%(h)(i)(k)	0.32	%(i)	0.52	%(i)	0.44	%(j)	(0.04	)%(j)	(0.23	)%(j)

Supplemental Data
Net assets, end of period (000)	$39,472		$31,921		$95,571		$159,351		$190,416		$327,447

Portfolio turnover rate of the Master Portfolio		57%	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005 per share.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

(h)	Annualized.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(k)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class K

	Six Months Ended						Period from
	03/31/21		Year Ended September 30,				01/25/18	(a)
	(unaudited)		2020		2019		to 09/30/18

Net asset value, beginning of period	$18.79		$16.88		$18.19		$17.48

Net investment income(b)	0.10		0.22		0.31		0.18
Net realized and unrealized gain (loss)	3.48		2.42		(0.18)		0.53

Net increase from investment operations	3.58		2.64		0.13		0.71

Distributions(c)
From net investment income		(0.23)		(0.30)	(0.21)		—

From net realized gain		(0.74)		(0.43)	(1.23)		—

Total distributions		(0.97)		(0.73)	(1.44)		—

Net asset value, end of period	$21.40		$18.79		$16.88		$18.19

Total Return(d)
Based on net asset value	19.58	%(e)		16.01%	1.45%		4.06	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.62	%(g)(h)	0.70	%(h)	0.72	%(h)	0.72	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.43	%(g)(h)	0.43	%(h)	0.43	%(h)	0.43	%(g)(i)

Net investment income	1.04	%(g)(h)	1.30	%(h)	1.87	%(h)	1.55	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$47,283		$34,078		$3,079		$2,458

Portfolio turnover rate of the Master Portfolio		57%		99%	151%			148%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

(g)	Annualized.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class R

	Six Months Ended 03/31/21 (unaudited)		Year Ended September 30,
			2020		2019		2018		2017		2016

Net asset value, beginning of period	$16.66		$15.03		$16.38		$19.85		$17.22		$16.18

Net investment income(a)	0.04		0.13		0.15		0.15		0.10		0.05
Net realized and unrealized gain (loss)	3.07		2.13		(0.13)		2.47		3.72		1.45

Net increase from investment operations	3.11		2.26		0.02		2.62		3.82		1.50

Distributions(b)
From net investment income		(0.09)	(0.20)		(0.14)		(0.12)		(0.07)		(0.02)
From net realized gain		(0.74)	(0.43)		(1.23)		(5.97)		(1.12)		(0.44)

Total distributions		(0.83)	(0.63)		(1.37)		(6.09)		(1.19)		(0.46)

Net asset value, end of period	$18.94		$16.66		$15.03		$16.38		$19.85		$17.22

Total Return(c)
Based on net asset value	19.22	%(d)	15.38%		0.88%		16.83%		23.06	%(e)	9.36	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.30	%(g)(h)	1.37	%(h)	1.32	%(h)	1.38	%(i)	1.43	%(i)	1.45	%(i)

Total expenses after fees waived and/or reimbursed	0.98	%(g)(h)	0.98	%(h)	0.98	%(h)	0.98	%(i)	1.30	%(i)	1.44	%(i)

Net investment income	0.49	%(g)(h)	0.83	%(h)	1.04	%(h)	0.94	%(i)	0.52	%(i)	0.31	%(i)

Supplemental Data
Net assets, end of period (000)	$13,702		$12,416		$27,003		$41,488		$36,445		$35,921

Portfolio turnover rate of the Master Portfolio		57%	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Aggregate total return.

(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.

(g)	Annualized.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Advantage Large Cap Core Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”) and an affiliate of the Corporation, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At March 31, 2021, the percentage of the Master Portfolio owned by the Fund was 77.9%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

Effective on or about the close of business on July 6, 2021, Advantage Large Cap Core’s Service Shares will be converted into Investor A Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

InvestmentTransactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)  (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$ 438	$ 1,793,634	$ 188,006	$ 32,388	$ 2,014,466

Administration: Effective January 28, 2021, the Corporation, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Administrator receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Administrator charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class. The Fund does not pay an investment advisory fee or investment management fee.

For the six months ended March 31, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Administration fees — class specific	$ 52,634	$ 13	$ 52,066	$ 1,375	$ 1,561	$ 458	$ 108,107

Prior to January 28, 2021, the Corporation, on behalf of the Fund, paid the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2021, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$ 18,091	$ 3	$ 109,135	$ 2,180	$ 44	$ 93	$ 129,546

For the six months ended March 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$ 945,156	$ 172	$ 972,542	$ 26,095	$ 204	$ 11,405	$ 1,955,574

Other Fees: For the six months ended March 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $20,128.

For the six months ended March 31, 2021, affiliates received CDSCs in the amount of $5,599 and $2,558 for Investor A Shares and Investor C Shares, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited)  (continued)

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Expense
Share Class	Limitations

Institutional	0.48%
Service	0.73
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2022, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2021, the Administrator waived and/or reimbursed $2,746,749, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Administrator are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended March 31, 2021, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Administration fees waived — class specific	$ 52,634	$ 13	$ 52,066	$ 1,375	$ 1,561	$ 458	$ 108,107
Transfer agent fees waived and/or reimbursed — class specific	573,840	88	612,389	15,667	204	8,298	1,210,486

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2021 the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)  (continued)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/21		Year Ended 09/30/20

Share Class	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	3,784,020	$75,426,920	14,672,377	$236,424,103
Shares issued in reinvestment of distributions	3,302,822	63,900,785	3,004,561	51,468,128
Shares redeemed	(9,736,702)	(195,949,132)	(21,690,796)	(370,351,655)

	(2,649,860)	$(56,621,427)	(4,013,858)	$(82,459,424)

Service
Shares sold	549	$11,010	1,857	$32,000
Shares issued in reinvestment of distributions	804	15,503	643	10,976
Shares redeemed	(837)	(17,076)	(1,456)	(20,439)

	516	$9,437	1,044	$22,537

Investor A
Shares sold and automatic conversion of shares	3,047,830	$58,589,842	8,435,219	$138,418,366
Shares issued in reinvestment of distributions	3,379,506	62,612,624	2,829,577	46,546,545
Shares redeemed	(4,845,194)	(92,532,004)	(11,881,618)	(193,233,206)

	1,582,142	$28,670,462	(616,822)	$(8,268,295)

Investor C
Shares sold	964,349	$15,473,299	699,588	$9,457,355
Shares issued in reinvestment of distributions	118,023	1,844,502	251,333	3,501,073
Shares redeemed and automatic conversion of shares	(898,466)	(14,500,875)	(5,806,920)	(82,572,915)

	183,906	$2,816,926	(4,855,999)	$(69,614,487)

Class K
Shares sold	521,566	$10,449,775	1,859,548	$33,643,298
Shares issued in reinvestment of distributions	95,892	1,855,509	7,666	131,322
Shares redeemed	(221,369)	(4,427,167)	(236,009)	(4,017,643)

	396,089	$7,878,117	1,631,205	$29,756,977

Class R
Shares sold	94,386	$1,661,748	158,762	$2,320,612
Shares issued in reinvestment of distributions	34,683	595,041	69,953	1,066,777
Shares redeemed	(151,042)	(2,599,456)	(1,280,021)	(19,159,022)

	(21,973)	$(342,667)	(1,051,306)	$(15,771,633)

	(509,180)	$(17,589,152)	(8,905,736)	$(146,334,325)

7.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 15, 2021, the credit agreement was extended until April 2022 under substantially the same terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Portfolio Information as of March 31, 2021	Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Apple Inc.	5%
Microsoft Corp.	4
Amazon.com, Inc.	3
Alphabet, Inc., Class A	3
Facebook, Inc., Class A	2
Adobe, Inc.	2
Alphabet, Inc., Class C	2
Costco Wholesale Corp.	1
JPMorgan Chase & Co.	1
Morgan Stanley	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	27%
Financials	12
Health Care	12
Consumer Discretionary	11
Industrials	10
Communication Services	9
Consumer Staples	6
Energy	3
Real Estate	3
Utilities	2
Materials	2
Short-Term Securities	3

(a)	Excludes short-term investments.

(b)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) March 31, 2021	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
HEICO Corp.	38,516	$4,845,313
Lockheed Martin Corp.	76,327	28,202,827
Mercury Systems, Inc.(a)	19,793	1,398,375
Northrop Grumman Corp.	47,152	15,260,273

		49,706,788

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	12,576	1,200,128
Expeditors International of Washington, Inc.	255,747	27,541,394

		28,741,522

Airlines — 0.1%
Delta Air Lines, Inc.(a)	58,266	2,813,083

Auto Components — 0.4%
Aptiv PLC(a)	18,699	2,578,592
BorgWarner, Inc.	311,541	14,443,041

		17,021,633

Automobiles — 1.2%
Tesla, Inc.(a)	74,465	49,737,408

Banks — 4.1%
Bank of America Corp.	215,597	8,341,448
Bank of Hawaii Corp.	4,107	367,536
Citigroup, Inc.	122,137	8,885,467
Comerica, Inc.	56,154	4,028,488
Commerce Bancshares, Inc.	21,556	1,651,405
First Hawaiian, Inc.	29,325	802,625
First Horizon Corp.	271,465	4,590,473
JPMorgan Chase & Co.	365,410	55,626,364
Pinnacle Financial Partners, Inc.	36,757	3,258,876
Regions Financial Corp.	48,277	997,403
Signature Bank	40,621	9,184,408
SVB Financial Group(a)	31,605	15,602,124
Truist Financial Corp.	341,543	19,918,788
Wells Fargo & Co.	817,391	31,935,466
Wintrust Financial Corp.	11,804	894,743
Zions Bancorp NA	29,198	1,604,722

		167,690,336

Beverages — 1.4%
Brown-Forman Corp., Class B	47,272	3,260,350
Coca-Cola Co.	347,509	18,317,199
Molson Coors Beverage Co., Class B(a)	97,509	4,987,585
PepsiCo, Inc.	212,488	30,056,428

		56,621,562

Biotechnology — 3.0%
AbbVie, Inc.	229,654	24,853,156
Alexion Pharmaceuticals, Inc.(a)	2,788	426,313
Amgen, Inc.	87,653	21,808,943
Biogen, Inc.(a)	16,256	4,547,616
Gilead Sciences, Inc.	719,420	46,496,115
Moderna, Inc.(a)	30,487	3,992,273
Regeneron Pharmaceuticals, Inc.(a)	10,256	4,852,524
Vertex Pharmaceuticals, Inc.(a)	72,423	15,562,978

		122,539,918

Building Products — 1.6%
Allegion PLC	143,605	18,039,660
Carrier Global Corp.	54,637	2,306,774
Lennox International, Inc.	43,625	13,593,114
Trane Technologies PLC	182,831	30,269,500

		64,209,048

Security	Shares	Value

Capital Markets — 3.2%
Ameriprise Financial, Inc.	3,113	$723,617
Bank of New York Mellon Corp.	332,621	15,729,647
Charles Schwab Corp.	168,461	10,980,288
CME Group, Inc.	37,090	7,574,891
FactSet Research Systems, Inc.	5,307	1,637,687
Invesco Ltd.	360,734	9,097,711
Moody’s Corp.	67,708	20,218,286
Morgan Stanley	705,030	54,752,630
State Street Corp.	50,262	4,222,510
T Rowe Price Group, Inc.	40,398	6,932,297

		131,869,564

Chemicals — 1.7%
Ecolab, Inc.	118,585	25,385,491
FMC Corp.	44,349	4,905,443
Linde PLC	11,971	3,353,556
PPG Industries, Inc.	209,054	31,412,454
Sherwin-Williams Co.	8,520	6,287,845

		71,344,789

Commercial Services & Supplies — 0.9%
Cintas Corp.	26,413	9,015,021
Copart, Inc.(a)(b)	177,002	19,224,187
IAA, Inc.(a)	139,480	7,690,927

		35,930,135

Communications Equipment — 0.9%
Cisco Systems, Inc.	713,594	36,899,946

Construction & Engineering — 0.2%
EMCOR Group, Inc.	27,305	3,062,529
MasTec, Inc.(a)	6,697	627,509
Quanta Services, Inc.	59,880	5,268,242

		8,958,280

Construction Materials — 0.0%
Vulcan Materials Co.	8,099	1,366,706

Consumer Finance — 1.2%
Ally Financial, Inc.	345,233	15,607,984
American Express Co.	238,733	33,766,395

		49,374,379

Containers & Packaging — 0.4%
Crown Holdings, Inc.	146,577	14,223,832

Distributors — 0.4%
Pool Corp.	42,982	14,839,106

Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions, Inc.(a)	86,423	14,817,223
Chegg, Inc.(a)	4,554	390,096
Graham Holdings Co., Class B	1,852	1,041,639
H&R Block, Inc.	161,169	3,513,484
Terminix Global Holdings, Inc.(a)(b)	90,918	4,334,061

		24,096,503

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(a)	25,290	6,460,836
Voya Financial, Inc.	326,388	20,771,333

		27,232,169

Diversified Telecommunication Services — 0.1%
AT&T Inc.	73,972	2,239,132
Verizon Communications, Inc.	51,051	2,968,616

		5,207,748

Electric Utilities — 1.2%
Eversource Energy	162,695	14,087,760

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) March 31, 2021	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
IDACORP, Inc.	66,471	$6,645,106
NextEra Energy, Inc.	203,752	15,405,689
Pinnacle West Capital Corp.	59,343	4,827,553
Xcel Energy, Inc.	128,686	8,558,906

		49,525,014

Electrical Equipment — 0.2%
AMETEK, Inc.	27,727	3,541,570
Hubbell, Inc.	21,675	4,050,841
Sunrun, Inc.(a)	8,319	503,133

		8,095,544

Electronic Equipment, Instruments & Components — 0.7%
Flex Ltd.(a)	383,007	7,012,858
Itron, Inc.(a)(b)	44,088	3,908,401
National Instruments Corp.	333,769	14,413,814
Vontier Corp.(a)	165,565	5,011,653

		30,346,726

Energy Equipment & Services — 1.1%
Schlumberger NV	1,519,972	41,328,039
TechnipFMC PLC	390,295	3,013,077

		44,341,116

Entertainment — 1.9%
Electronic Arts, Inc.	28,749	3,891,752
Netflix, Inc.(a)	27,441	14,314,872
Roku, Inc.(a)	21,303	6,939,878
Spotify Technology SA(a)	4,390	1,176,301
Walt Disney Co.(a)	223,703	41,277,678
Zynga, Inc., Class A(a)	921,267	9,406,136

		77,006,617

Equity Real Estate Investment Trusts (REITs) — 2.5%
Boston Properties, Inc.	72,791	7,370,816
Brixmor Property Group, Inc.	398,704	8,065,782
Equinix, Inc.	42,104	28,613,457
Federal Realty Investment Trust	9,266	940,036
Kilroy Realty Corp.	149,870	9,835,968
Macerich Co.	155,824	1,823,141
Outfront Media, Inc.(a)	38,047	830,566
Prologis, Inc.	348,046	36,892,876
Regency Centers Corp.	117,749	6,677,546
RLJ Lodging Trust	73	1,130

		101,051,318

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	170,376	60,054,132
Walgreens Boots Alliance, Inc.	48,464	2,660,674
Walmart, Inc.	15,464	2,100,475

		64,815,281

Food Products — 1.9%
General Mills, Inc.	388,404	23,816,933
Hershey Co.	162,896	25,763,631
JM Smucker Co.	50,761	6,422,789
Kellogg Co.	149,635	9,471,896
McCormick & Co., Inc.	125,486	11,188,332

		76,663,581

Gas Utilities — 0.1%
Atmos Energy Corp.	4,320	427,032
Southwest Gas Holdings, Inc.	56,872	3,907,675

		4,334,707

Health Care Equipment & Supplies — 2.4%
Align Technology, Inc.(a)	22,272	12,060,956

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.	2,656	$645,806
Danaher Corp.	62,323	14,027,661
DENTSPLY SIRONA, Inc.	33,450	2,134,445
Dexcom, Inc.(a)	32,888	11,819,618
Edwards Lifesciences Corp.(a)	216,813	18,134,239
Envista Holdings Corp.(a)	21,238	866,510
Hill-Rom Holdings, Inc.	24,086	2,661,021
Hologic, Inc.(a)	141,929	10,556,679
IDEXX Laboratories, Inc.(a)	31,073	15,204,330
Medtronic PLC	82,868	9,789,197
Quidel Corp.(a)	4,063	519,780
Tandem Diabetes Care, Inc.(a)	4,586	404,714

		98,824,956

Health Care Providers & Services — 2.7%
1Life Healthcare, Inc.(a)	66,817	2,611,208
AmerisourceBergen Corp.	116,472	13,751,849
Anthem, Inc.	54,696	19,633,129
Cardinal Health, Inc.	158,326	9,618,305
Centene Corp.(a)	15,428	986,004
Cigna Corp.	23,132	5,591,930
Henry Schein, Inc.(a)	104,439	7,231,356
Humana, Inc.	13,859	5,810,386
McKesson Corp.	119,361	23,280,169
UnitedHealth Group, Inc.	62,913	23,408,040

		111,922,376

Health Care Technology — 0.1%
Cerner Corp.	66,630	4,789,364

Hotels, Restaurants & Leisure — 1.4%
Airbnb, Inc., Class A(a)	7,930	1,490,364
Aramark	18,680	705,730
Chipotle Mexican Grill, Inc.(a)	6,767	9,614,689
Darden Restaurants, Inc.	10,393	1,475,806
Extended Stay America, Inc.	18,571	366,777
McDonald’s Corp.	39,066	8,756,253
MGM Resorts International	55,543	2,110,079
Planet Fitness, Inc., Class A(a)	54,199	4,189,583
Rush Street Interactive, Inc.(a)	21,826	356,637
Six Flags Entertainment Corp.(a)	60,560	2,814,223
Travel + Leisure Co.	137,166	8,389,073
Vail Resorts, Inc.	1,517	442,448
Wendy’s Co.	259,081	5,248,981
Wyndham Hotels & Resorts, Inc.	22,141	1,544,999
Wynn Resorts Ltd.(a)	75,727	9,493,894

		56,999,536

Household Durables — 0.4%
DR Horton, Inc.	46,630	4,155,666
iRobot Corp.(a)	38,767	4,736,552
KB Home	147,429	6,859,871
PulteGroup, Inc.	42,059	2,205,574

		17,957,663

Household Products — 0.7%
Colgate-Palmolive Co.	353,226	27,844,806

Independent Power and Renewable Electricity Producers — 0.2%
Sunnova Energy International, Inc.(a)	147,881	6,036,502

Industrial Conglomerates — 1.2%
Honeywell International, Inc.	170,085	36,920,351
Roper Technologies, Inc.	26,339	10,623,572

		47,543,923

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) March 31, 2021	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 2.3%
Aflac, Inc.	106,232	$5,436,954
Allstate Corp.	110,318	12,675,538
American International Group, Inc.	8,089	373,793
Athene Holding Ltd., Class A(a)	125,588	6,329,635
Brown & Brown, Inc.	24,869	1,136,762
First American Financial Corp.	191,645	10,856,689
Marsh & McLennan Cos., Inc.	162,457	19,787,263
MetLife, Inc.	276,750	16,823,632
Progressive Corp.	87,295	8,346,275
Reinsurance Group of America, Inc.	9,475	1,194,324
Travelers Cos., Inc.	49,461	7,438,934
Willis Towers Watson PLC	13,525	3,095,602

		93,495,401

Interactive Media & Services — 6.1%
Alphabet, Inc., Class A(a)	52,083	107,422,229
Alphabet, Inc., Class C(a)	30,680	63,465,569
Facebook, Inc., Class A(a)	231,761	68,260,567
Twitter, Inc.(a)	125,156	7,963,676

		247,112,041

Internet & Direct Marketing Retail — 3.5%
Amazon.com, Inc.(a)	40,546	125,452,568
eBay, Inc.	141,133	8,642,985
Etsy, Inc.(a)	22,443	4,526,080
Overstock.com, Inc.(a)	10,110	669,888
Wayfair, Inc., Class A(a)	8,513	2,679,467

		141,970,988

IT Services — 5.1%
Accenture PLC, Class A	179,229	49,512,011
Automatic Data Processing, Inc.	114,558	21,590,746
Fidelity National Information Services, Inc.	37,139	5,222,115
Fiserv, Inc.(a)	103,600	12,332,544
Mastercard, Inc., Class A	99,005	35,250,730
Paychex, Inc.	14,487	1,420,016
PayPal Holdings, Inc.(a)	175,418	42,598,507
Visa, Inc., Class A	197,783	41,876,595

		209,803,264

Life Sciences Tools & Services — 0.7%
Adaptive Biotechnologies Corp.(a)	7,983	321,396
Agilent Technologies, Inc.	211,442	26,882,736

		27,204,132

Machinery — 2.2%
Cummins, Inc.	14,128	3,660,706
Deere & Co.	97,218	36,373,143
Oshkosh Corp.	170,320	20,210,171
PACCAR, Inc.	19,199	1,783,971
Snap-on, Inc.	36,463	8,413,473
Xylem, Inc.	177,513	18,670,817

		89,112,281

Media — 1.1%
Altice USA, Inc., Class A(a)	15,611	507,826
Cable One, Inc.	1,580	2,888,809
Cardlytics, Inc.(a)	2,882	316,156
Comcast Corp., Class A	276,811	14,978,243
Discovery, Inc., Class A(a)	88,153	3,831,130
Discovery, Inc., Class C(a)	34,370	1,267,909
New York Times Co., Class A	16,878	854,364
Omnicom Group, Inc.	85,462	6,337,007
Sirius XM Holdings, Inc.	2,586,669	15,752,814

		46,734,258

Security	Shares	Value

Metals & Mining — 0.2%
Reliance Steel & Aluminum Co.	59,411	$9,047,701

Multiline Retail — 1.0%
Kohl’s Corp.	26,004	1,550,098
Nordstrom, Inc.(a)	263,961	9,996,203
Target Corp.	149,912	29,693,070

		41,239,371

Multi-Utilities — 0.9%
Consolidated Edison, Inc.	487,361	36,454,603

Oil, Gas & Consumable Fuels — 1.8%
Chesapeake Energy Corp.(a)(b)	12,101	525,062
Chevron Corp.	92,990	9,744,422
Continental Resources, Inc.(a)	114,249	2,955,622
Devon Energy Corp.	26,627	581,800
Diamondback Energy, Inc.	4,449	326,957
EOG Resources, Inc.	122,365	8,875,134
Hess Corp.	36,697	2,596,680
Kinder Morgan, Inc.	424,072	7,060,799
Phillips 66	356,180	29,042,917
Targa Resources Corp.	189,719	6,023,578
Valero Energy Corp.	102,097	7,310,145

		75,043,116

Personal Products — 0.1%
Coty, Inc., Class A(a)	82,866	746,623
Estee Lauder Cos., Inc., Class A	7,696	2,238,381

		2,985,004

Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	519,758	32,812,323
Catalent, Inc.(a)	17,349	1,827,023
Johnson & Johnson	279,688	45,966,723
Merck & Co., Inc.	136,190	10,498,887
Pfizer, Inc.	589,831	21,369,577
Zoetis, Inc.	36,615	5,766,130

		118,240,663

Professional Services — 0.7%
Dun & Bradstreet Holdings, Inc.(a)	181,371	4,318,444
Equifax, Inc.	17,971	3,255,087
IHS Markit Ltd.	58,629	5,674,115
ManpowerGroup, Inc.	4,066	402,127
Robert Half International, Inc.	136,379	10,647,109
Verisk Analytics, Inc.	15,960	2,819,972

		27,116,854

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(a)	122,371	9,680,770

Road & Rail — 0.5%
Landstar System, Inc.	67,774	11,186,776
Old Dominion Freight Line, Inc.	8,157	1,961,024
Ryder System, Inc.	68,664	5,194,432

		18,342,232

Semiconductors & Semiconductor Equipment — 4.3%
Advanced Micro Devices, Inc.(a)	119,483	9,379,416
Applied Materials, Inc.	365,224	48,793,927
Cirrus Logic, Inc.(a)	116,408	9,870,234
Enphase Energy, Inc.(a)	9,483	1,537,763
Intel Corp.	718,417	45,978,688
Lam Research Corp.	1,118	665,478
NVIDIA Corp.	55,672	29,724,951

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) March 31, 2021	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	216,587	$28,717,270
Xilinx, Inc.	3,981	493,246

		175,160,973

Software — 9.4%
Adobe, Inc.(a)	135,288	64,311,857
Cadence Design Systems, Inc.(a)	235,647	32,281,283
DocuSign, Inc.(a)	16,199	3,279,488
HubSpot, Inc.(a)	26,637	12,098,792
InterDigital, Inc.	9	571
Intuit, Inc.	123,288	47,226,701
Microsoft Corp.	627,189	147,872,350
salesforce.com, Inc.(a)	36,359	7,703,381
ServiceNow, Inc.(a)	92,938	46,479,223
VMware, Inc., Class A(a)(b)	105,519	15,875,334
Zendesk, Inc.(a)	42,420	5,625,740
Zoom Video Communications, Inc., Class A(a)	8,786	2,822,854

		385,577,574

Specialty Retail — 1.7%
Best Buy Co., Inc.	83,625	9,600,986
Home Depot, Inc.	104,834	32,000,579
Lowe’s Cos., Inc.	73,462	13,971,003
TJX Cos., Inc.	210,631	13,933,241

		69,505,809

Technology Hardware, Storage & Peripherals — 6.2%
Apple Inc.	1,562,602	190,871,834
Dell Technologies, Inc., Class C(a)	110,363	9,728,499
Hewlett Packard Enterprise Co.	2,456,958	38,672,519
HP, Inc.	157,876	5,012,563
NetApp, Inc.	98,748	7,176,017

		251,461,432

Textiles, Apparel & Luxury Goods — 0.7%
Crocs, Inc.(a)	11,537	928,151
Lululemon Athletica, Inc.(a)	19,728	6,050,775
NIKE, Inc., Class B	106,073	14,096,041
Ralph Lauren Corp.(a)	53,111	6,541,151
Tapestry, Inc.(a)	10,815	445,686

		28,061,804

Security	Shares	Value

Thrifts & Mortgage Finance — 0.5%
Essent Group Ltd.	34,287	$1,628,290
MGIC Investment Corp.	209,468	2,901,132
New York Community Bancorp, Inc.	1,035,319	13,065,726
Radian Group, Inc.	63,690	1,480,792
Rocket Cos., Inc., Class A	104,272	2,407,640

		21,483,580

Trading Companies & Distributors — 0.6%
GATX Corp.	46,830	4,343,014
SiteOne Landscape Supply, Inc.(a)	43,537	7,433,508
WW Grainger, Inc.	31,169	12,496,587

		24,273,109

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)	125,928	4,593,853

Total Long-Term Investments — 97.1% (Cost: $2,858,890,976)		3,962,224,298

Short-Term Securities(c)(d)

Money Market Funds — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	122,112,477	122,112,477
SL Liquidity Series, LLC, Money Market Series, 0.16%(e)	13,111,236	13,114,482

Total Short-Term Securities — 3.3% (Cost: $135,220,616)		135,226,959

Total Investments — 100.4% (Cost: $2,994,111,592)		4,097,451,257

Liabilities in Excess of Other Assets — (0.4)%		(14,476,928)

Net Assets — 100.0%		$4,082,974,329

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/20	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$109,976,399	$12,136,078	(a)	$—		$—	$—	$122,112,477	122,112,477	$14,996		$—
SL Liquidity Series, LLC, Money Market Series	22,241,319	—		(9,129,541	)(a)	4,340	(1,636)	13,114,482	13,111,236	362,717	(b)	—

						$4,340	$(1,636)	$135,226,959		$377,713		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

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Schedule of Investments (unaudited) (continued) March 31, 2021	Master Advantage Large Cap Core Portfolio

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	664	06/18/21	$ 131,718	$ 1,145,580

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$ —	$ —	$ 1,145,580	$ —	$ —	$ —	$ 1,145,580

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended March 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$ —	$ —	$ 20,113,810	$ —	$ —	$ —	$ 20,113,810

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$ —	$ —	$ 1,755,839	$ —	$ —	$ —	$ 1,755,839

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$131,181,680

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) March 31, 2021	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,962,224,298	$ —	$ —	$3,962,224,298
Short-Term Securities
Money Market Funds	122,112,477	—	—	122,112,477

	$4,084,336,775	$ —	$ —	4,084,336,775

Investments Valued at NAV(a)				13,114,482

				$4,097,451,257

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,145,580	$ —	$ —	$1,145,580

(a)	Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

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Statement of Assets and Liabilities (unaudited)

March 31, 2021

Master Advantage Large Cap Core Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$3,962,224,298
Investments at value — affiliated(c)	135,226,959
Cash	34,991
Cash pledged for futures contracts	7,344,000
Receivables:
Investments sold	33,776,498
Securities lending income — affiliated	22,699
Dividends — affiliated	2,539
Dividends — unaffiliated	2,172,427
Variation margin on futures contracts	650,315
Prepaid expenses	16,095

Total assets	4,141,470,821

LIABILITIES
Collateral on securities loaned at value	13,127,500
Payables:
Investments purchased	33,986,548
Investment advisory fees	1,418,141
Directors’ fees	5,905
Other accrued expenses	167,094
Other affiliate fees	18,268
Withdrawals to investors	9,773,036

Total liabilities	58,496,492

NET ASSETS	$4,082,974,329

NET ASSETS CONSIST OF
Investors’ capital	$2,978,489,084
Net unrealized appreciation (depreciation)	1,104,485,245

NET ASSETS	$4,082,974,329

(a) Investments at cost — unaffiliated	$2,858,890,976
(b) Securities loaned at value	$12,937,857
(c) Investments at cost — affiliated	$135,220,616

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	29

Statement of Operations (unaudited)

Six Months Ended March 31, 2021

Master Advantage Large Cap Core Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$28,487,750
Dividends — affiliated	14,996
Securities lending income — affiliated — net	362,717
Foreign taxes withheld	(87,861)

Total investment income	28,777,602

EXPENSES
Investment advisory	8,297,661
Accounting services	144,154
Custodian	57,134
Professional	27,693
Directors	11,059
Printing and postage	361
Miscellaneous	19,015

Total expenses	8,557,077
Less:
Fees waived and/or reimbursed by the Manager	(171,958)

Total expenses after fees waived and/or reimbursed	8,385,119

Net investment income	20,392,483

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	308,692,698
Investments — affiliated	4,340
Futures contracts	20,113,810

328,810,848

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	345,333,059
Investments — affiliated	(1,636)
Futures contracts	1,755,839

347,087,262

Net realized and unrealized gain	675,898,110

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$696,290,593

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio

	Six Months Ended 03/31/21 (unaudited)	Year Ended 09/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,392,483	$46,633,845
Net realized gain	328,810,848	142,274,977
Net change in unrealized appreciation (depreciation)	347,087,262	350,773,860

Net increase in net assets resulting from operations	696,290,593	539,682,682

CAPITAL TRANSACTIONS
Proceeds from contributions	228,494,147	428,282,888
Value of withdrawals	(524,304,716)	(754,708,045)

Net decrease in net assets derived from capital transactions	(295,810,569)	(326,425,157)

NET ASSETS
Total increase in net assets	400,480,024	213,257,525
Beginning of period	3,682,494,305	3,469,236,780

End of period	$4,082,974,329	$3,682,494,305

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout each period)

	Master Advantage Large Cap Core Portfolio

	Six Months Ended 03/31/21 (unaudited)		Year Ended September 30,
			2020	2019	2018	2017		2016

Total Return
Total return	19.56	%(a)	15.98%	1.43%	17.40%	24.06	%(b)	10.34	%(b)

Ratios to Average Net Assets
Total expenses	0.44	%(c)	0.44%	0.44%	0.45%	0.49%		0.50%

Total expenses after fees waived and/or reimbursed	0.43	%(c)	0.43%	0.43%	0.45%	0.49%		0.50%

Net investment income	1.05	%(c)	1.34%	1.59%	1.47%	1.33%		1.25%

Supplemental Data
Net assets, end of period (000)	$4,082,974		$3,682,494	$3,469,237	$3,103,189	$2,262,543		$2,132,705

Portfolio turnover rate		57%	99%	151%	148%	130%		39%

(a)	Aggregate total return.
(b)	Includes proceeds received from a settlement of litigation, which had no impact on the Master Portfolio’s total return.
(c)	Annualized.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio (the “Master Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Master Portfolio is classified as diversified. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (the “NYSE”). Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2021, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102%of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100%of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

Barclays Capital, Inc.	$352,758	$(352,758)	$—
Citigroup Global Markets, Inc.	3,468,697	(3,468,697)	—
Credit Suisse Securities (USA) LLC	660,962	(660,962)	—
Goldman Sachs & Co.	7,995,214	(7,995,214)	—
National Financial Services LLC	460,226	(460,226)	—

	$12,937,857	$(12,937,857)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.45%
$1 billion — $3 billion	0.42
$3 billion — $5 billion	0.41
$5 billion — $10 billion	0.39
Greater than $10 billion	0.38

Expense Limitations, Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2021 the amount waived was $37,536.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended March 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investment advisory fees to enable the feeder that invests in the Portfolio to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2021, the amount waived and/or reimbursed was 134,422.

For the six months ended March 31, 2021, the Master Portfolio reimbursed the Manager $20,241 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2021, the Master Portfolio retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Master Portfolio would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2021, the Master Portfolio paid BIM $101,853 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

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Notes to Financial Statements (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended March 31, 2021, purchases and sales of investments, excluding short-term investments, were $2,119,564,490 and $2,376,858,083, respectively.

8.	INCOME TAX INFORMATION

It is the Master Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$3,024,239,664

Gross unrealized appreciation	$1,092,093,431
Gross unrealized depreciation	(17,736,258)

Net unrealized appreciation (depreciation)	$1,074,357,173

9.	BANK BORROWINGS

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2021, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Master Portfolio’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 15, 2021, the credit agreement was extended until April 2022 under substantially the same terms.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Large Cap Series Funds, Inc. (the “Corporation”) and Master Large Cap Series LLC (the “Master LLC”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage Large Cap Core Fund and Master Advantage Large Cap Core Portfolio (the “Funds”), respectively, series of the Corporation and Master LLC, respectively, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporation and Master LLC, on behalf of the respective Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	39

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master LLC’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master LLC makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or Master LLC Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Address of the Corporation/Master LLC
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	41

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-3/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: June 3, 2021